Income Tax	12 Months Ended
Dec. 31, 2013
Notes
Income Tax

Note 5:  Income Tax

The Company is included in the consolidated federal income tax return filed by CMHC, the Company’s ultimate parent.  The Company has entered into a tax sharing agreement with CMHC and its subsidiaries.  The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability.  Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year. Federal income taxes recoverable reported on the balance sheet are due from affiliates.

Income Tax Expense

Income tax expense for the years ended December 31 is as follows:

	2013	2012	2011

Current tax (benefit)	$ (426)	$ (1,822)	$ (1,628)
Deferred tax expense	675	3,501	2,549

Total income tax expense	$ 249	$ 1,679	$ 921

Reconciliation to U.S. Tax Rate

Income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes due to the items listed in the following reconciliation:

	2013		2012		2011
	Amount	Rate	Amount	Rate	Amount	Rate

Tax expense computed at federal corporate tax rate	$ 133	35.0%	$ 1,761	35.0%	$ 956	35.0%

Income tax expense (benefit)related to prior years	116	30.5	(82)	(1.6)	(35)	(1.3)

Total income tax expense	$ 249	65.5%	$ 1,679	33.4%	$ 921	33.7%

Deferred Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes.  Significant components of the Company’s deferred tax assets and liabilities at December 31, 2013 and 2012 are as follows:

	2013	2012

Deferred tax assets
Policy liabilities and reserves	$ 118	$ 159
Investments	536	1,249
Tax deferred policy acquisition costs	157	55
Other	14	64

Gross deferred tax assets	825	1,527

Deferred tax liabilities
Unrealized investment gains	143	248
Deferred and uncollected premium	1	1
Other	70	75

Gross deferred tax liabilities	214	324

Net deferred tax asset	$ 611	$ 1,203

Valuation Allowance

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets as of December 31, 2013 and 2012, and based on that evaluation, the Company has determined it is more likely than not all deferred tax assets as of December 31, 2013 and 2012 will be realized.  Therefore, a valuation allowance was not established.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2013	2012

Balance at January 1	$ 46	$ 153
Additions for prior years' tax positions	-	4
Reductions for prior years' tax positions	(39)	(2)
Reductions for settlements	-	(96)
Reductions for expiration of statutes	-	(13)

Balance at December 31	$ 7	$ 46

There were no unrecognized tax benefits as of December 31, 2013 and 2012 that, if recognized, would affect the effective tax rate in future periods. Management does not anticipate a material change to the Company’s uncertain tax positions during 2014.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as part of the income tax provision.  During the years ended December 31, 2013, 2012 and 2011, the Company recognized additions (reductions) of approximately $1, ($54) and $1 in interest and penalties, respectively.  The Company had accrued $7 and $6 for the payment of interest and penalties at December 31, 2013 and 2012, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC.  The Company also files income tax returns in various states.  For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before December 31, 2008.

Other Tax Items

As of December 31, 2013 and 2012, the Company did not have any capital loss, operating loss or credit carryforwards.